                                                                    Exhibit 31.1

                                  CERTIFICATION

     I, James A. Luksch, Chief Executive Officer of Blonder Tongue Laboratories,
Inc., certify that:

     1. I have reviewed  this  quarterly  report on Form 10-Q of Blonder  Tongue
Laboratories, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The registrant's  other certifying  officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a)  Designed  such  disclosure  controls  and  procedures,  or caused  such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) Evaluated the effectiveness of the registrant's  disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     c) Disclosed in this report any change in the registrant's internal control over  financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

     5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

          a) All significant  deficiencies and material weaknesses in the design or  operation  of  internal  control  over  financial  reporting  which are reasonably  likely to adversely affect the registrant's  ability to record, process, summarize and report financial information; and

          b) Any fraud,  whether or not material,  that  involves  management or other employees who have a significant  role in the  registrant's  internal control over financial reporting.

Date:  August 15, 2005

                                                    /s/  James A. Luksch
                                                   James A. Luksch
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)